UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CHARGE ENTERPRISES, INC.
(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CHARGE ENTERPRISES 2023

Notice of **Annual Meeting of Stockholders** and **Proxy Statement**

NASDAQ: **CRGE**

CHARGE
ENTERPRISES, INC.

ii

CHARGE
ENTERPRISES, INC.

@GetChargedInc

@chargeenterprises

@ChargeCorp

NASDAQ: **CRGE**

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CHARGE ENTERPRISES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

____________________________________________________________________________

Thursday, June 15, 2023 at 10:00 A.M. Eastern Time

To be conducted virtually live via the Internet at www.virtualshareholdermeeting.com/CRGE2023

____________________________________________________________________________

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Charge Enterprises, Inc. will be to:

•	elect three (3) director nominees for Class I to serve as directors of our company for a term to expire at our 2026 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

•	ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

•	transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

Our Board of Directors (the “Board”) has fixed the close of business on April 17, 2023 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

The Annual Meeting will be conducted in a virtual format via live audio webcast to provide stockholders with access to the meeting regardless of geographic location. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders will be able to participate and vote electronically. Instructions for accessing the webcast are provided below. Stockholders of record may still attend the meeting and revoke their proxy at any time before it is voted.

A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose related to the meeting, for ten days prior to the date of the Annual Meeting by sending an email to Charge Enterprises, Inc.’s Investor Relations Department at IR@charge.enterprises. To access the virtual Annual Meeting, stockholders should login via the internet at www.virtualshareholdermeeting.com/CRGE2023. Those planning to listen should connect to the webcast at least ten minutes prior to the start of the meeting.

By Order of the Board of Directors

/s/ James Biehl
New York, New York	James Biehl
April 25, 2023	Chief Legal Officer and Corporate Secretary

Charge Enterprises, Inc.

125 Park Ave, 25th Floor, New York, NY 10017 | (212) 921-2100 | www.charge.enterprises

Your Vote is Important. Regardless of whether you expect to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote by the internet, by telephone or by mailing a proxy card or voting instruction form. We encourage you to vote using the Internet, as it is the most cost-effective way to vote. If you hold your shares through a bank, broker or other nominee, you will need to take additional steps to participate in the meeting, as described in the proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 15, 2023: Our Proxy Statement and 2022 Annual Report are available online at www.proxyvote.com

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CHARGE ENTERPRISES, INC.

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

We are furnishing this proxy statement (the “Proxy Statement”) and our Annual Report for the year ended December 31, 2022 (the “2022 Annual Report”) because the Board of Directors (the “Board”) of Charge Enterprises, Inc. (referred to herein as “Charge”, “we”, “us”, “our” or “company”) is soliciting your proxy to vote at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on Thursday, June 15, 2023, at 10:00 a.m. Eastern time.

In addition to solicitations by mail, our directors, officers and employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We may also retain outside consultants to solicit proxies on our behalf. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of Proxy Materials.

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our Proxy Statement, 2022 Annual Report and proxy card (together, the “Proxy Materials”), over the Internet in lieu of mailing printed copies. The Proxy Materials are first being released and the Notice is first being mailed to our stockholders of record as of April 17, 2023 (the “Record Date”) on or about April 26, 2023. The Notice contains instructions on how to access and review the Proxy Materials and how to request a printed copy of the Proxy Materials, including a proxy card. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our Proxy Materials, so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date. Our Proxy Materials are also available in the “Investors – SEC Filings” and “Investors - Annual & Quarterly Reports and Proxy” sections of our website at https://www.charge.enterprises.

The only outstanding voting securities of Charge are shares of common stock, $0.0001 par value per share (our “Common Stock”), of which there were 212,849,281 shares outstanding as of the Record Date (excluding any treasury shares). The holders of a majority in voting power of the shares of Common Stock issued and outstanding and entitled to vote, present virtually or represented by proxy, constitute a quorum necessary to hold the Annual Meeting.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a one-page notice in the mail regarding the Internet availability of Proxy Materials instead of a full set of Proxy Materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our Proxy Statement, 2022 Annual Report and proxy card (together, the “Proxy Materials”) over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to holders of our Common Stock. All such stockholders will have the ability to access the Proxy Materials on the website referred to in the Notice or request to receive an electronic copy or printed set of the Proxy Materials. Instructions on how to access the Proxy Materials over the Internet or to request an electronic copy or printed copy may be found in the Notice. In addition, stockholders may request to receive a printed copy of the Proxy Materials by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the availability of the Proxy Materials on the Internet to help reduce the cost and environmental impact of the circulation of Proxy Materials. The Notice to all stockholders entitled to vote at the Annual Meeting is first being mailed on or about April 26, 2023.

Why am I receiving these materials?

Our Board is making the Proxy Materials available to you, and is soliciting proxies, for use at the Annual Meeting to be held on Thursday, June 15, 2023 at 10:00 a.m., Eastern Time, or at any adjournment or postponement thereof, for the purposes set forth in the Proxy Statement and in the accompanying notice of Annual Meeting of Stockholders.

How do I attend the Annual Meeting?

The Annual Meeting will be held on Thursday, June 15, 2023 at 10:00 a.m., Eastern Time via live audio webcast. To participate in the Annual Meeting, you must access the virtual meeting at www.virtualshareholdermeeting.com/CRGE2023 and use the control number provided with your Proxy Materials. Charge’s virtual meeting platform provided by Broadridge Financial Solutions allows stockholders to vote on proposals online. Charge believes that the virtual platform increases stockholder participation while at the same time affording the same rights and opportunities to participate as stockholders would have at an in-person annual meeting.

Charge encourages all stockholders to access the Annual Meeting at least 10 minutes before it begins.

How do I ask questions at the virtual Annual Meeting?

Stockholders may submit questions to the company in advance of the virtual Annual Meeting. Stockholders who wish to submit a question may do so at www.proxyvote.com and use the control number provided with your Proxy Materials. The company will receive questions until Wednesday, June 14th, 2023 at 5:00 P.M., Eastern Time. Stockholders will not be able to submit questions during the meeting. The company intends to answer as many questions that are germane to the meeting as time allows, but given time constraints, some questions may not be addressed during the virtual Annual Meeting.

What if during the Annual Meeting I have technical difficulties or trouble accessing the live webcast of the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. A phone number where you can obtain technical assistance will be made available on the day of the Annual Meeting.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is for stockholders to vote on the following two proposals:

•	Proposal One: the election of three (3) directors for Class I to serve until the 2026 Annual Meeting of Stockholders or until their respective successors shall be elected and qualified.

•	Proposal Two: the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

•	Additionally, we may transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

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How does the Board of Directors recommend I vote?

Depending on the matter to be voted on, the proxy card or voting instruction form will give you a choice of voting “for all”, “withhold all” or “for all except,” or “for,” “against,” or “abstain.” With respect to the matters scheduled for a vote at the Annual Meeting, our Board recommends that stockholders vote their shares:

•	FOR each of the three (3) director nominees for Class I named in this Proxy Statement; and

•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Who can vote at the Annual Meeting?

We have one class of voting securities outstanding, designated common stock, $0.0001 par value per share (our “Common Stock”). Each stockholder of record of shares of our Common Stock at the close of business on April 17, 2023 (the record date for the Annual Meeting) is entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. If you hold your shares through a brokerage firm, bank, dealer or other similar organization as a beneficial owner, your broker will generally have voting instructions to vote.

Stockholders of Record: Shares Registered in Your Name. If on April 17, 2023, your shares of our Common Stock were registered directly in your name with our transfer agent, Manhattan Transfer Registrar Co., then you are a stockholder of record.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank. If on April 17, 2023, your shares of our Common Stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these Proxy Materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account or you may work with your broker to arrange to vote your shares directly.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you owned as of April 17, 2023, the record date for the Annual Meeting.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•	By internet at www.proxyvote.com. We encourage you to vote this way;

•	By touch-tone telephone: call toll-free at 1-800-690-6903;

•	By completing and mailing your proxy card; or

•	By attending the virtual Annual Meeting and voting the shares while logged in and participating in the live webcast.

Regardless of whether you plan to attend the meeting, we urge you to vote to ensure your vote is counted. You may still attend the meeting and vote the shares while logged in and participating in the meeting if you have already voted by proxy. You may also change your vote and only the latest proxy you submit will be counted. For instructions on how to change your vote, see “Can I change my vote or revoke my proxy?” below.

Beneficial owners will receive voting instructions from their broker or other financial institution. Your ability to vote by telephone or over the Internet depends on your broker or financial institution’s voting process.

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If I submit a proxy, how will it be voted?

When proxies are properly signed, dated and returned, the shares represented by the proxies will be voted in accordance with the instructions of the stockholder. If no specific instructions are given, you give authority to Craig Denson, Leah Schweller and/or James Biehl to vote the shares in accordance with the recommendations of our Board as described above. If any director nominee is not able to serve, proxies will be voted in favor of the other nominees and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and return a signed and dated proxy in time to be voted at the Annual Meeting, your shares will be voted in accordance with your instructions. However, if no instructions are given, the shares represented by the proxy will be voted on your behalf as follows:

•	FOR each of the three (3) director nominees for Class I named in this Proxy Statement;

•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

In the event other business properly comes before the Annual Meeting or at any adjournment or postponement of the meeting, the individuals named in the proxy will vote the shares represented by the proxy in their discretion.

If you are a beneficial owner and you do not provide your broker with specific voting instructions, or if you do not obtain a legal proxy that gives you the right to vote the shares during the virtual Annual Meeting, your broker is not permitted to, and will not, vote your shares on your behalf, and your shares will not be counted on non-routine matters. A broker non-vote occurs when a nominee holding shares of record for a beneficial owner (i.e., a broker) does not vote on a particular proposal because it has not received voting instructions from the beneficial owner and therefore is precluded from voting on a particular matter. When a broker holding shares in “street name” does not receive voting instructions from a beneficial owner, the broker has discretionary authority to vote on certain routine matters but is prohibited from voting on non-routine matters.

Your broker has discretionary authority to vote your uninstructed shares to ratify the selection of our independent registered public accounting firm as it is considered a routine matter.

The election of directors is a non-routine matter and although we count shares subject to broker non-votes for the purpose of determining the presence of a quorum, we do not count them for the purpose of the number of shares voting in the election of directors. As the directors are being elected by plurality, broker non-votes will have no effect on the outcome of this proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are “present” at the meeting. As of the record date, there were 212,849,281 shares of our Common Stock issued and outstanding and entitled to vote. If you are a stockholder of record, your shares will be counted as “present” at the meeting if:

•	you attend the virtual meeting and vote the shares while logged in and participating in the live webcast;
•	you have voted by proxy by internet or telephone; or
•	you have properly submitted a proxy card.

If your shares are held in street name, your shares will be counted as “present” at the meeting if your broker has voted on a discretionary item or your broker has otherwise voted based on your instructions.

Additionally, abstentions and broker non-votes on non-discretionary items will be counted towards the quorum requirement. If there is no quorum, our Chairman may adjourn the meeting to another date.

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What is the voting requirement to approve each of the proposals?

The following table summarizes the vote threshold required for approval of each item of business to be transacted at the Annual Meeting, provided that there is a quorum. In addition, the table shows the effect on the outcome of the vote of: (i) abstentions (or, in the case of Proposal 1, withhold votes); (ii) uninstructed shares held by brokers (which result in broker non-votes when a beneficial owner of shares held in “street name” does not provide voting instructions and, as a result, the nominee is prohibited from voting those shares on certain proposals); and (iii) signed but unmarked proxy cards.

Proposal	Description	Vote Required	Effect of Abstentions/ Withholds Votes (1)	Uninstructed Shares/Effect of Broker Non-votes (1)	Signed but Unmarked Proxy Cards (2)
One	Election of the three directors for Class I named in this Proxy Statement.	Plurality of Votes Cast	No effect	Not voted/no effect	Voted “For” each nominee

Two	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	Majority of votes cast	No effect	Discretionary vote by broker	Voted “For”

(1)	Abstentions and broker non-votes are included for purposes of determining whether a quorum is present. Abstentions are not considered votes cast.

(2)

If you sign and return your proxy card properly, but do not provide instructions on your proxy card as to how to vote your shares, your shares will be voted as shown in this column and in accordance with the judgment of the individuals named as proxies on the proxy card as to any other matter properly brought before the Annual Meeting.

Absent voting instructions from beneficial owners, brokers will have discretion to vote on the ratification of the appointment of the independent registered public accounting firm, and will not have discretion to vote on any other proposals. Therefore, for your voice to be heard, it is important that you vote.

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may change your vote by revoking your proxy at any time before it is voted at the Annual Meeting in any one of the following ways:

•	enter a timely new vote by internet or telephone;
•	submit another properly completed, later-dated proxy card;
•	notify our Corporate Secretary in writing at our offices at 125 Park Avenue, 25th Floor, New York, NY 10017 no later than June 7, 2023 that you are revoking your proxy; or
•	attend the virtual Annual Meeting and vote while logged in and participating in the webcast. Attending the virtual meeting will not, by itself, revoke your proxy.

If you hold your shares in street name, contact your broker or other organization regarding how to revoke your instructions and change your vote.

What is “householding” and how does it impact me?

We have adopted a process called “householding” for mailing the Proxy Materials in order to reduce printing costs and postage fees. The SEC’s householding rules allow us to deliver a single set of the Proxy Materials to stockholders of record who share the same address, unless we receive contrary instructions from you or any stockholder sharing your address. See “Householding” herein.

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How can I find out the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

Where can I find the stockholder list?

A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose related to the meeting, for ten days prior to the date of the Annual Meeting by sending an email to CRGE’s Investor Relations Department at IR@charge.enterprises.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Annual Meeting, and we will bear the cost of the proxy solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally, by telephone, email or other means of communication. We will not compensate any of these persons for soliciting proxies on our behalf. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

What other information would be helpful for my understanding of this proxy solicitation?

We have enclosed our 2022 Annual Report with this Proxy Statement. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, is included in the 2022 Annual Report to Stockholders. The Annual Report on Form 10-K for the fiscal year ended December 31, 2022 includes our audited consolidated financial statements, along with other information about us, which we encourage you to read. The 2022 Annual Report is not a part of the proxy solicitation material and is not incorporated herein by reference.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?

At our annual meeting each year, our Board will submit to stockholders the Board’s nominees for election as directors. In addition, the Board may submit other matters to the stockholders for action at such annual meeting. Our stockholders may submit proposals for inclusion in our Proxy Materials. These proposals must satisfy the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion in the Proxy Materials for the 2024 Annual Meeting of Stockholders, you must submit your proposal in writing to our Corporate Secretary, Charge Enterprises, Inc., 125 Park Avenue, 25th Floor, New York, New York 10017, by December 28, 2023. However, in the event we hold the 2024 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary of this 2023 Annual Meeting, we will disclose the deadline by which stockholder proposals must be received in our earliest possible Quarterly Report on Form 10-Q, or, if impractical, by any means reasonably calculated to inform stockholders.

Our Amended and Restated Bylaws (the “Bylaws”), provide that if you, as a stockholder, want to recommend a nominee for director or to properly bring business before any annual meeting of stockholders, you must provide a notice, delivered to or mailed and received by our Corporate Secretary no later than March 17, 2024 nor earlier than February 16, 2024. However, if the annual meeting is convened more than 30 days before, or delayed by more than 30 days after, the one-year anniversary of the immediately preceding year’s annual meeting of stockholders, notice to be timely must be received by our Corporate Secretary not later than the close of business on the later of the 90th day before such annual meeting or the 10th day following our public announcement of the date of such annual meeting is first made. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals. While the Board will consider stockholder proposals that are properly brought before the 2024 Annual Meeting of Stockholders, we reserve the right to omit from our proxy statement for the 2024 Annual Meeting of Stockholders proposals that we are not required to include under the Exchange Act, including Rule 14a-8 thereunder.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide in their notice the information and representations required by Rule 14a-19 under the Exchange Act.

In addition to a stockholder’s ability to nominate candidates to serve on the Board, stockholders may recommend candidates to the Nominating and Corporate Governance Committee for consideration. The committee will consider recommendations from stockholders regarding director nominee candidates that are received in writing and accompanied by sufficient information to enable the committee to assess the candidate’s qualifications, along with confirmation of the candidate’s consent to serve as a director if elected. Such recommendations should be sent to our Corporate Secretary at our headquarters. Any recommendation received from a stockholder after January 1 of any year is not assured of being considered for nomination in that year.

Who can I contact if I have questions concerning the Annual Meeting?

If you have any further questions about voting your shares or attending the Annual Meeting or wish to obtain directions on how to join the virtual Annual Meeting, please email Charge’s Investor Relations Department at IR@charge.enterprises

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PROPOSAL ONE: ELECTION OF DIRECTORS

General

During the 2022 Annual Meeting, our stockholders voted to amend the company’s Certificate of Incorporation to classify the Board into three classes, with staggered three-year terms, designated as Class I, Class II and Class III. Vacancies on the Board may be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and directors so chosen shall serve for the remainder of the full term of the director for which the vacancy was created or occurred or until such director's successor has been duly elected and qualified.

The Board, with the recommendation of the Nominating and Corporate Governance Committee, approved the designation of directors into each of the three classes, with the number of directors in each class divided as nearly equal as reasonable possible, as follows:

Class I	Amy Hanson, Andrew Fox, Craig Denson and Baron Davis
Class II	Benjamin Carson, Jr., James Murphy and Philip Scala
Class III	Chantel Lenard, Gary Jacobs and Justin Deutsch

The term of the office of directors in Class I expires at the 2023 Annual Meeting. The terms of the office of directors in Class II and Class III expire at Charge’s annual meeting of stockholders to be held in 2024 and 2025, respectively. Our Amended and Restated Certificate of Incorporation, as amended (our “Certificate of Incorporation”), and By-Laws provide that the number of directors to hold office at any time may be determined from time to time by resolution of our Board. Our Board currently has ten directors. However, on March 27, 2023, the Board voted to reduce the size of the Board to nine directors, to be effective immediately following the 2023 Annual Meeting. In connection with this reduction, Mr. Davis is not being renominated as director at the 2023 Annual Meeting. He will remain as a director through the date of the 2023 Annual Meeting. The Board thanks Mr. Davis for his contributions and service to the Board since 2021.

The Nominating and Corporate Governance Committee of the Board recommended the nomination, which the Board approved, of the following Class I nominees for re-election to the Board: Andrew Fox, Craig Denson, and Amy Hanson. If elected, the Class I nominees would serve for a term that will expire at the 2026 Annual Meeting of Stockholders or until their respective successors are elected and duly qualified.

Our director nominees exhibit diverse backgrounds, experience, skills, tenure and perspectives that uniquely contribute to the success of our business.

Required Vote

Our Bylaws provide that, in the election of directors, nominees are elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RE-ELECTION OF EACH OF THE CLASS I DIRECTORS ANDREW FOX, CRAIG DENSON, AND AMY HANSON TO THE BOARD.

Unless authority to vote for one of the nominees is specifically withheld according to the instructions on your proxy card, the shares represented by each returned proxy will be voted FOR the election of Andrew Fox, Craig Denson, and Amy Hanson. We do not contemplate that any of the nominees will be unable to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the proxy card reserve the right to vote for such substitute nominee or nominees as they, in their discretion, determine, provided that proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

Name	Age	Date Elected to our Board of Directors
Class I Directors – Term Expiring 2023 Annual Meeting
Craig Denson	61	October 2020
Andrew Fox	50	October 2020
Amy Hanson	64	January 2022
Baron Davis	44	February 2021
Class II Directors – Term Expiring 2024 Annual Meeting
Benjamin Carson, Jr.	37	March 2021
James Murphy	79	June 2020
Philip Scala	72	May 2020
Class III Directors – Term Expiring 2025 Annual Meeting
Justin Deutsch	46	May 2020
Gary Jacobs	77	January 2022
Chantel Lenard	53	January 2022

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Nominees Proposed for Election as Directors

Craig Denson has been the Chief Operating Officer and a Director of Charge Enterprises, Inc. since October 2020, the Chief Compliance Officer since November 2021, the Secretary since December 2021, and was the Interim Chief Financial Officer from January 2021 until September 2021. Prior to its acquisition by the company in 2020, Mr. Denson was the President and CEO of PTGi International Carrier Services, Inc. since May 2012. Mr. Denson joined PTGi in 2009 as Vice President, responsible for the Wholesale and Pre-Paid Telecom divisions in North America. In May 2012 Mr. Denson was promoted to President and CEO of PTGi. Prior to joining the company, Mr. Denson was President and COO of Sigma Software Solutions from 2000 to 2010, an OSS and BSS software company providing billing and CRM software to the telecom industry globally. Prior to Sigma Software, Mr. Denson was Vice President and General Manager of ACS Canada, whereby he led the Telecom ASP software services division from 1996 to 2000. Mr. Denson started his career with PepsiCo in 1986, progressing through the organization and ending as National Sales Manager of two operating divisions before entering the telecom industry in 1999. Mr. Denson holds a business degree from Humber College, is a strategic planner and conceptual thinker, and excels at bringing clarity to complex issues by creating practical solutions to organizational challenges.

Our Board believes that Mr. Denson’s extensive knowledge of the telecommunications industry, and his experience with software development, and sales and marketing prior to joining the company provide a unique contribution of skills to the Board.

Andrew Fox has been the Chairman of the Board of Charge Enterprises, Inc. since September 2021 and the Chief Executive Officer and a Director since October 2020. Mr. Fox is the founder and had been Chief Executive Officer of GetCharged, Inc. from its formation in 2018 until its acquisition by the company. Mr. Fox has simultaneously served as a managing partner of Alliance Building Services since 2003. He is also the Chairman of @allthingsgood, a media network that focuses on sharing positive news since 2020. Mr. Fox is a serial entrepreneur with over two decades of experience. He is the Founder of 3-G Communications, a cellular tower leasing and financing firm, Way Communications, an Internet Service Provider, Track Entertainment and is a Co-Founder of YJP.org. Mr. Fox has been an active member of YPO, the global leadership community of extraordinary chief executives, since 2004. Mr. Fox is also on the Board of Directors for the Conrad Foundation, which challenges high school students to solve 21st-century problems using science and technology and was the President of the Chairscholars Foundation from 1999-2011. Mr. Fox received his Bachelor of Business Administration in Accounting from Adelphi University in 1995.

Our Board believes that Mr. Fox’s detailed knowledge of our company, entrepreneurial experience and expertise in electric vehicle technology prior to joining the company provide a unique critical contribution of skills to the Board.

Amy Hanson has been a Director of Charge Enterprises, Inc. since January 2022. She has extensive experience as a C-level executive with a focus on finance, operations, strategic planning and M&A execution encompassing acquisition, consolidation and integration leadership. Ms. Hanson founded and has been the CEO of Amy Hanson Advisory Services, a strategic management consulting service organization since April 2016. Prior to this, Ms. Hanson was Executive Vice President and Corporate Officer of Macy’s, Inc. (NYSE: M) where she spent 33 years in various executive positions. Ms. Hanson has strong board of directors’ experience. Since January 2019, Ms. Hanson has served as a Director and member of the Compensation and Nominating and Corporate Governance Committees and chair of the Audit Committee of LSI Industries (Nasdaq: LYTS). Ms. Hanson has also served on the Board of Directors of Credit First National Association, a wholly-owned bank subsidiary of Bridgestone Americas (OTCMKTS: BRDCY) since May 2021, and on the Board of Directors as an outside director for Messer Construction Co., a leading construction and real estate development company in the Midwest and South, since January 2016. Ms. Hanson also serves on the Board of Directors for Strivve, Inc., a Seattle-based fintech start-up.

Our Board believes that Ms. Hanson’s extensive experience in leadership positions in finance, operations, strategic planning, and M&A transactions, and her extensive public company experience serving as a director and on audit, compensation and nominating and corporate governance committees provides significant skills to the Board.

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Continuing Directors

The directors who are serving for terms that end following the Annual Meeting, their occupations and lengths of service on the Board are the following:

Benjamin Carson, Jr. has been a Director of Charge Enterprises, Inc. since March 2021. Since 2013, Mr. Carson has been at the private equity firm FVLCRUM Funds, where he is a Co-Founder and Partner responsible for the overall guidance of the firm and its portfolio. In this role, Mr. Carson focuses on the total financial health of FVLCRUM Funds and its holdings with an emphasis on capital structures, deal origination, and strategic planning. Complementing his prior experiences in investments and operations, he supports portfolio executive teams with capital market insights and growth strategies. Mr. Carson has additional experience in investing, risk management, and human capital planning. Mr. Carson becomes directly involved with portfolio companies to support strategic alliances, business development, and corporate development initiatives. Mr. Carson has a Bachelor of Arts in Psychology from Tufts University.

Our Board believes that Mr. Carson’s extensive experience with the capital markets with a focus on capital structures, deal origination and strategic planning provides significant skills to the Board.

Justin Deutsch has been a director of Charge Enterprises, Inc. since May 2020. Mr. Deutsch has been Partner at Weybosset Research & Management, LLC, an investment advisory firm, since 2020 after joining as a Portfolio Manager in October 2014. Prior to that, he was an equity analyst and trader at Bay Crest Partners for five years, specializing in large cap companies. Before Bay Crest Partners, Mr. Deutsch worked as Head Trader and Portfolio Manager for Horn Capital Management, a hedge fund based in New York City, from January 2001 until January 2003. Mr. Deutsch received his Bachelor of Science from New York University and most recently attended the Harvard Kennedy Schools program, Investment Decisions and Behavioral Finance. Mr. Deutsch has served on the Board of Directors for Optimus Healthcare Services, Inc., a clinical research and pharmaceutical company (OTCMKTS: OHCS), since December 2020.

Our Board believes that Mr. Deutsch’s experience in financial matters, service as an equity analyst and hedge fund manager, provides significant skills to the Board.

Gary Jacobs has been a Director of Charge Enterprises, Inc. since January 2022. In his capacity as corporate counsel for major business organizations, Mr. Jacobs has extensive experience in corporate strategy, domestic and international strategic ventures, gaming, hospitality, healthcare, M&A and other business and real estate transactions across many industries.  Mr. Jacobs currently serves on the board of managers of MFO Ventures, LLC, a healthcare investment firm, since its formation in 2022; Third Recovery Systems, LLC since its formation in September 2022 (as the Chair from December 2021 until September 2022); and Second Wave Delivery Systems, LLC, a related healthcare portfolio company since its formation in December 2020 (as the Chair from December 2020 until September 2022). From February 2016 until its sale in 2020, he was also Chair of Accuity Delivery Systems, LLC, a technology based clinical records company. Mr. Jacobs also held senior executive positions at MGM Resorts International (NYSE: MGM) including as President - Corporate Strategy, Executive Vice President, and General Counsel between 2000 and 2009, and served as a member of MGM’s Board of Directors and Executive Committee. While at MGM, he was heavily involved in corporate transactions such as the development of the City Center project, M&A Activity and the purchase and sale of real estate. Mr. Jacobs served as Secretary and as a Director of The Intergroup Corporation (Nasdaq: INTG) from 1998 to 2014. Additionally, he is on the Board of Directors of GraphAudio, Inc. and Game Play Network, Inc. Mr. Jacobs graduated from Brandeis University with a Bachelor of Arts, Summa Cum Laude, and Yale Law School (LLB). He also studied at the London School of Economics.

Our Board believes that Mr. Jacobs’ extensive experience in legal, corporate strategy, strategic ventures, M&A and other business and real estate transactions, as well as his public company experience serving in leadership roles and as a director, provides significant skills to the Board.

Chantel E. Lenard has been a Director of Charge Enterprises, Inc. since January 2022. Ms. Lenard was selected as one of the “100 Leading Women in North American Auto Industry” by Automotive News, received the Outstanding Industrial Engineering Alumni award from Purdue University and is also a recipient of an Effie Gold Award for marketing innovation and effectiveness. Having served as US Chief Marketing Officer of Ford Motor Company (NYSE: F) from 2013 to 2017, in a 25-year career where she created high performance results delivering $80 billion in annual revenue, Ms. Lenard transformed Ford’s marketing approach toward a digital focus and led integration of predictive analytics into the client centric experience. Since 2017, Ms. Lenard has taught marketing strategy in the Master of Business Administration program at the University of Michigan Ross School of Business. Ms. Lenard has strong board of directors' experience. She has served as a Director and member of the Compensation and Governance Committees of TTM Technologies, Inc. (Nasdaq: TTMI) since November 2018. She also serves as a Director and member of the HR/ Compensation and Governance Committees of Uni-Select Inc. (TSX: UNS) since May 2020, and as a Director and member of the Audit and Compensation Committees of LSI Industries (Nasdaq: LYTS) since June 2020. Ms. Lenard holds a bachelor’s degree in industrial engineering from Purdue University and a master’s degree in business administration from Harvard University.

Our Board believes that Ms. Lenard’s 25-year experience in the automotive industry with extensive knowledge in marketing, and with public company experience serving as a director and on audit, compensation and nominating and corporate governance committees provides significant skills to the Board.

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James Murphy has been a director of Charge Enterprises, Inc. since June 2020. Mr. Murphy is the Founder and President of Sutton Associates, a business screening service provider, and has served in such role since 1991. Prior to Sutton Associates, Mr. Murphy was President of Yale Associates from 1985 to 1990. From 1980 to 1984, Mr. Murphy was an Assistant Special Agent in Charge with the Federal Bureau of Investigation (FBI), responsible for a territory encompassing more than seven million people. His investigative specialties included organized crime, white-collar crime, labor racketeering and political corruption. From 1976 to 1980, Mr. Murphy was assigned to the Office of Planning and Evaluation at FBI headquarters, Washington, D.C. In this capacity, he evaluated and recommended changes in the FBI’s administrative and investigative programs. Since entering the private sector in 1984, Mr. Murphy has advanced the industry by developing systematic and professional protocols for performing due diligence, as well as other investigative services. Mr. Murphy has served as a director for Optimus Healthcare Services, Inc., a clinical research and pharmaceutical company (OTCMKTS: OHCS), since June 2020.

Our Board believes that Mr. Murphy’s experience in government affairs and extensive experience in performing due diligence and other investigative services provides significant skills to the Board.

Philip P. Scala has been a Director of Charge Enterprises, Inc. since May 2020. He was our interim Chief Executive Officer from May 2020 until October 2020 and our Secretary from May 2020 until December 2021. Mr. Scala was the interim Chief Executive Officer of Optimus Healthcare Services, Inc., a clinical research and pharmaceutical company (OTCMKTS: OHCS), from May 2020 to October 2020 and continues to serve as a Director. Since May 2008, Mr. Scala has been the Chief Executive Officer and Founder of Pathfinder Consultants International, Inc., a private security firm. Prior to forming Pathfinder Consultants International, Mr. Scala served the United States both as a Commissioned Officer in the US Army for five years (1974-1979) followed by his 29 years of service with the Federal Bureau of Investigations. He graduated from the Airborne, Ranger, and Pathfinder Schools (Honor Graduate) at the Fort Benning Infantry School, and served with the First of the Sixth Infantry, First Armored Division, in the Federal Republic of Germany (1974-1977). Mr. Scala received his bachelor’s degree and Master of Business Administration in accounting from St. John’s University; he also earned a Master of Arts degree in Psychology from New York University.

Our Board believes that Mr. Scala’s experience in government affairs and serving in leadership roles in private and public companies provides significant skills to the Board.

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Experience and Qualifications

The following table reflects the diverse skill set requirements of the Board nominees and identifies the specific experience, expertise and attributes brought by each individual director nominee.

Attributes	Director
	Andrew Fox	Craig Denson	Philip Scala	Justin Deutsch	James Murphy	Benjamin Carson, Jr.	Chantel E. Lenard	Gary Jacobs	Amy Hanson
Public Company Leadership Held leadership positions with an understanding of the considerations unique to public companies.		X					X	X	X
Strategic Planning Experience setting long-term corporate vision and direction, and evaluating competitive positioning.	X	X		X		X	X	X	X
Finance and Accounting Experience in evaluating financial statements, capital structure and financial strategy.	X	X	X	X	X	X	X	X	X
Industry Experience Experience in the industry and markets served by our company and offer valuable perspective for operations.	X	X				X	X
Risk Management Experience in overseeing the challenges and potential disruptors facing our company and industries.	X	X		X		X	X	X	X
Human Capital Management Experience in succession planning, attracting, developing, motivating and retaining high-performing talent.	X	X			X		X	X	X
Government affairs Experience with public policy, governmental affairs, and highly-regulated industries.		X	X		X	X	X	X	X
Corporate Governance Experience in assuring transparency, accountability and board effectiveness.						X	X	X	X
Marketing Experience identifying customers and competitors, determining how to position products and services in relation to the competitors.	X	X					X
Investor Relations, Public Relations (IRPR) Experience in investor communications, media relations, investment community target, non-deal roadshows and retail stockbroker outreach.				X

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EXECUTIVE OFFICERS

Our current executive officers are as follows:

Name	Age	Position
Andrew Fox	50	Chairman of the Board, Chief Executive Officer and Director
Craig Denson	61	Chief Operating Officer, Chief Compliance Officer and Director
Leah Schweller	50	Chief Financial Officer
Mark LaNeve	63	President
Nicole Antakli	50	Chief Business Officer
Paolo (Paul) Fettuccia	59	President & CEO of ANS Advanced Network Services, LLC (Subsidiary of Charge)
Michael Wojtowicz	60	President & CEO of B W Electrical Services, LLC (Subsidiary of Charge)
James Biehl	59	Chief Legal Officer and Secretary

For a description of the background of Mr. Fox and Mr. Denson, See Proposal Number One - Nominees Proposed for Election as Directors.

Leah Schweller has been the Chief Financial Officer of Charge Enterprises, Inc. since September 2021. From 2006 to 2021 Ms. Schweller held various finance positions at American Express (NYSE: AXP). Notably, her last position with American Express was from 2017 to 2021 as Vice President, where she led large global teams responsible for credit reserving, technical accounting, securitization, and overall financial integrity, and as the Chief Accounting Officer for an SEC filing subsidiary. Prior to American Express, Ms. Schweller worked at Deloitte & Touche, LLP in M&A Transaction Services from 2001 to 2006 and Audit from 1996 to 2001. Ms. Schweller received her Bachelor of Science in Business Administration – Accounting from The Ohio State University.

Mark LaNeve has been Charge Enterprises, Inc.’s President since October 2021 and was the Chief Business Officer since June 2021. Mr. LaNeve served as Vice President, Marketing, Sales and Service U.S. & Canada of the Ford Motor Company (NYSE: F) from January 2015 until January 2021. From August 2012 through January 2014, Mr. LaNeve served as Chief Operating Officer of Global Team Ford, an agency that serves as the marketing and advertising agency for the Ford Motor Company and the Ford and Lincoln brands on a global basis. Global Team Ford is part of the WPP Group (GBX: WPP), a multinational advertising and public relations company. Mr. LaNeve was previously with Allstate Insurance Corporation (NYSE: ALL) where he served as Senior Executive Vice President from January 2011 to February 2012 and Chief Marketing Officer from October 2009 to February 2012. Prior to joining Allstate, Mr. LaNeve was Vice President of Sales, Service and Marketing at General Motors Corporation (NYSE: GM) from September 2004 to January 2009. Mr. LaNeve is involved with various organizations that assist people affected by autism and sits on the board of Eton Academy for different learners in Birmingham, Michigan. He also serves on the board of Angel’s Place, a non-profit organization that provides people-centered services, including homes and professional support for adults with developmental disabilities, as well as the Autism Alliance of Michigan, which provides various services and career placement for people on the autism spectrum. Since 2014, Mr. LaNeve has been a Director of Audacy, Inc. (NYSE: AUD), formerly Entercom Communications Corp., a multi-platform audio content and entertainment company, where he serves as a member of the compensation committee. Mr. LaNeve has a Bachelor’s of Arts in Marketing from the University of Virginia.

Nicole Antakli has been our Chief Business Officer since October 2021 and was the Director of Administration at Charge Enterprises, Inc. since August 2021. Ms. Antakli also serves as the General Manager of Charge Infrastructure where she manages the operations, development and business strategy for EV charging infrastructure under the leadership of Mark LaNeve. Since 2018, Ms. Antakli has also been the Managing Principal at NMA Holdings, LLC where she is an independent business consultant and acts as project manager for residential real estate rehabilitation projects. From 2016 to 2017, Ms. Antakli worked as Vice President of Operations at EmaginePOS, Inc., a growth-positioned cloud-based, proprietary software Point of Sale Company servicing the restaurant and hospitality industries. In 1999, Ms. Antakli started her career at Intraco Corporation, a global export management firm, progressing through the corporation to President and Chief Operating Officer until August 2012. Ms. Antakli has a Bachelor of Arts in Political Science from Villanova University, and a Master of Business Administration in International Business from Schiller International University.

Paolo (Paul) Fettuccia has been the Chief Executive Officer and President of ANS Advanced Network Services, LLC (ANS), a subsidiary of Charge Enterprises, Inc., since its acquisition in May 2021. Prior to the acquisition, Mr. Fettuccia had been the Vice President and General Manager of ANS since 2002. Mr. Fettuccia joined ANS in 1999 as Director of Engineering. Mr. Fettuccia has served as Secretary and, since December 2021, as President on the Board of the New York State Wireless Association. Mr. Fettuccia received his Bachelor of Science in Engineering from the Watson School of Engineering at Binghamton University, and his Master’s Degree in Telecommunications Network Management from Syracuse University.

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Michael Wojtowicz has been the Chief Executive Officer and President of B W Electrical Services, LLC (BWES), a subsidiary of Charge Enterprises, Inc, since its acquisition in December 2021. Mr. Wojtowicz has held many senior level positions in the industrial construction industry before founding BWES in 2006. BWES has earned high profile projects including the New Jersey State House restoration, and various projects with Rutgers University and the New Jersey K-12 school system. Mr. Wojtowicz has a proven track record as an industry leader specializing in holistic, design-build electrical installations. Mr. Wojtowicz has a Bachelor of Science in Electrical Engineering from Rutgers University.

James Biehl has been the Chief Legal Officer and Corporate Secretary of Charge Enterprises, Inc. since October 2022. From 2018 and prior to joining Charge, Mr. Biehl served as Chief Legal Officer and Corporate Secretary of Tyme Technologies, Inc., a former public emerging biotechnology company, where he had previously been a member of its Board of Directors. Mr. Biehl was a partner at the law firm of Drinker Biddle & Reath LLP in the Corporate and Securities Group from 1998 to 2018. As a corporate lawyer with over 30 years of experience representing public and private companies with structuring, negotiating, and managing sophisticated securities and corporate transactional matters, he has extensive experience with federal and state securities laws, public debt and equity financings, mergers and acquisitions, corporate venture transactions, joint ventures and strategic alliances, emerging company formation and management, and corporate governance matters. Mr. Biehl's industry experience includes communications, media, pharma, healthcare, biotech, and the environment. Mr. Biehl earned a Bachelor of Science in Industrial Management, Economics, Cum Laude, from Carnegie Mellon University, and his Juris Doctor, Magnum Cum Laude, from Temple University School of Law.

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CORPORATE GOVERNANCE

Director Independence

Our Corporate Governance Guidelines define an “independent” director in accordance with the applicable provisions of the Exchange Act and the applicable rules (the “Nasdaq Listing Rules”) of The Nasdaq Stock Market (“Nasdaq”). We believe it is not possible to anticipate or explicitly provide for all potential situations that may affect independence. Our Board periodically reviews each director’s status as an independent director and whether any independent director has any other relationship with our company that, in the judgment of our Board, would interfere with the director’s exercise of independent judgment in carrying out such director’s responsibilities as a director. The Board annually makes an affirmative determination as to whether each director is “independent” under the applicable provisions of the Exchange Act and the Nasdaq Listing Rules.

The Board of Directors has determined that Amy Hanson, Chantel Lenard, James Murphy, Benjamin Carson, Jr., Baron Davis and Gary Jacobs are each independent.

Board Leadership Structure

Neither our Bylaws nor our Corporate Governance Guidelines require that we separate the Chairman of the Board and Chief Executive Officer positions. Our Board believes that combining these positions is the appropriate leadership structure for us at this time. Our Board recognizes that depending on the circumstances, other leadership models, such as separating the role of Chairman of the Board with the role of Chief Executive Officer, might be appropriate. Accordingly, our Board intends to periodically review its leadership structure. Our Board believes its leadership structure has not affected its administration of its risk oversight function.

In January 2023, the Board amended our Bylaws and Corporate Governance Guidelines to create the position of Lead Independent Director. In circumstances where the Board appoints a Chairman who is not independent, the Board may include a Lead Independent Director, who would have the responsibility of, among other duties, presiding at all meetings at which the chairman is not present, including executive sessions of our independent directors, calling meetings of our independent directors, consulting with the Chairman and Chief Executive Officer on Board and committee meeting agendas, acting as a liaison between the Chairman and the independent directors and facilitating teamwork and communication between the independent directors and the chairman and management. Our Board has not appointed a Lead Independent Director, but expects to review this matter during the Board meeting scheduled after the Annual Meeting.

We believe that a classified board promotes both the independence of our directors and continuity in our Board. A three-year term helps ensure that the Board is comprised of experienced directors who are well-versed in our business, strategic goals, history and culture. It allows directors to develop a deep understanding of our complex business, and historical operations that we believe is critical to effectively overseeing our business and guiding our strategy. We also believe that a staggered board promotes stockholder value in the transactional context in that it encourages any would-be acquirer of the company to negotiate at arms-length with the company to ensure the fairness and adequacy of any offer, protect stockholders against abusive tactics during a takeover process, and, as appropriate, negotiate the best possible return for all stockholders. We believe a classified board is an effective method of protecting long-term stockholder interests and value while not compromising on accountability.

Director Nominations

The Nominating and Corporate Governance Committee is responsible for identifying, reviewing, evaluating and recommending qualified director candidates for election to the Board. The Board as a whole is responsible for approving nominees. The committee may solicit current directors and executives of the company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. Once potential candidates are identified, the committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the company and potential conflicts of interest (including actual or potential competition with the company), determines if candidates meet the qualifications desired for election as a director, and makes a recommendation to the whole Board. The Board believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. In considering candidates recommended by the Nominating and Corporate Governance Committee, the Board intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of Charge, demonstrating excellence in the individual’s field, having the ability to exercise sound business judgment and having the commitment to represent the long-term interests of our stockholders.

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The Board reviews candidates for director nomination in the context of the current composition of the Board, the operating requirements of Charge and the long-term interests of our stockholders. In conducting this assessment, the Board considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Charge to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to Charge during their term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Board also determines whether the nominee must be independent for purposes of any exchange on which our securities are then listed.

The committee also will consider candidates for director recommended by stockholders so long as the recommendations comply with our Certificate of Incorporation and By-Laws and applicable laws, rules and regulations, including those promulgated by the SEC. The committee will evaluate such recommendations in accordance with our Certificate of Incorporation and By-Laws, and such other criteria it deems appropriate. Stockholders wishing to recommend a candidate for nomination should comply with the procedures set forth in the section above entitled “Questions and Answers-When are stockholder proposals and director nominations due for next year’s Annual Meeting?”

Board Diversity Matrix: The following matrix discloses the gender and demographic backgrounds of our Board as self-identified by its members.

Total Number of Directors: 10	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	8
Part II: Demographic Background
African American or Black	-	2
Asian	-	-
Hispanic	-	-
White	2	6
Did Not Disclose Demographic Background	-	-

Stockholder Communications

Stockholders may send correspondence by mail to the full Board or to individual directors. Stockholders should address correspondence to the Board or individual directors in care of Charge Enterprises, Inc., Attention: Corporate Secretary, 125 Park Avenue, 25th Floor, New York, New York 10017.

All stockholder correspondence will be compiled by our Secretary and forwarded if and as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy, or similar substantive matters will be forwarded to our Board, the individual director, one of the committees of the Board, or a committee member for review. Correspondence relating to ordinary business affairs or those matters more appropriately addressed by our officers or their designees will be forwarded to such persons accordingly.

Board Committees

Our Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee operates under a written charter which are available on our website located at www.charge.enterprises .

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Andrew Fox
Craig Denson
Justin Deutsch
James Murphy		x	x
Philip Scala
Baron Davis		x
Benjamin Carson, Jr.		x (chair)
Gary Jacobs	x		x (chair)
Amy Hanson	x (chair)
Chantel E. Lenard	x		x

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Audit Committee

Our Audit Committee is primarily responsible for, among other things:

•	our company’s financial statements and other financial information provided by us to our stockholders and others;
•	the independent auditors, including their qualifications and independence;
•	our systems of internal controls, including internal audit function;
•	treasury and finance matters;
•	enterprise risk management, privacy and data security;
•	compliance with legal, regulatory and public disclosure requirements;
•	assisting the Board and management in oversight of material transactions, including mergers and acquisitions, and financing activities; and
•	considering and reviewing with management any due diligence matters, binding and non-binding letters of intent, term sheets or similar documents related to potential material transactions and financing activities.

The current members of our Audit Committee are Gary Jacobs, Amy Hanson and Chantel E. Lenard, with Ms. Hanson serving as chair. All members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules and regulations. Our Board has affirmatively determined that each member of our Audit Committee qualifies as “independent” under Nasdaq’s additional standards applicable to Audit Committee members and Rule 10A-3 of the Exchange Act applicable to Audit Committee members. In addition, our Board has determined that Ms. Hanson qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Compensation Committee

Our Compensation Committee is primarily responsible for, among other things:

•	reviewing and approving the compensation arrangements for executive officers, other than the chief executive officer;
•	reviewing and submitting to the Board for approval the compensation of the chief executive officer;
•	reviewing and making recommendations to the Board regarding the compensation of members of the Board and Board committees; and
•	administering our stock incentive plans.

The current members of our Compensation Committee are James Murphy, Baron Davis and Benjamin Carson, Jr., with Mr. Carson serving as chair. Our Board has determined that each member of our Compensation Committee qualifies as “independent” under Nasdaq’s additional standards applicable to compensation committee members and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Before selecting any such consultant, counsel or advisor, the Compensation Committee reviews and considers the independence of such consultant, counsel or advisor in accordance with applicable Nasdaq rules. We must provide appropriate funding for payment of reasonable compensation to any advisor retained by the Compensation Committee. The Compensation Committee engaged Pearl Meyer & Partners, LLC as the independent compensation consultants to the Compensation Committee for year 2023 to help perform a comprehensive review of our executive and Board compensation practices and policies.

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Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is primarily responsible for, among other things:

•	developing and recommending to the Board the qualifications, skills and other expertise required to be a director;
•	identifying individuals qualified to become members of the Board of Directors;
•	recommending to the Board of Directors nominees to stand for election as Directors or fill vacancies on the Board; and
•	developing and recommending to the Board a set of corporate governance principles applicable to our company.

The current members of our Nominating and Corporate Governance Committee are Gary Jacobs, James Murphy and Chantel E. Lenard, with Mr. Jacobs serving as chair. Our Board has determined that each of Mr. Jacobs, Mr. Murphy and Ms. Lenard qualifies as “independent” under applicable Nasdaq rules.

Role of the Board in Risk Oversight

We face a number of risks and our Board believes that risk management is an important part of establishing, updating and executing our business strategy. Our Board, as a whole and at the committee level, has oversight responsibility relating to risks that could affect our corporate strategy, business objectives, compliance, operations, and financial condition and performance. Our Board focuses its oversight on the most significant risks facing our company to identify, prioritize, assess, manage and mitigate those risks. Our Board and its committees receive regular reports from members of our senior management on areas of material risk to our company, including strategic, operational, financial, legal and regulatory risks. While our Board has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on our company.

The Audit Committee, as part of its responsibilities, oversees and discusses with management, at least annually, our policies with respect to risk assessment and risk management. Such risks may include, but are not limited to accounting matters, liquidity and credit risks, corporate tax positions, insurance coverage, cash investment strategy and results, and risks related to information technology and data security, and the actions management has taken to limit, monitor or control such exposures.

The Compensation Committee is responsible for overseeing and reviewing with management our major compensation-related risk exposures, reviewing and discussing, at least annually, the relationship between risk management policies and practices and compensation, and evaluating the steps management has taken to monitor or mitigate such exposures, including risks related to executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies.

The Nominating and Corporate Governance Committee assesses legal compliance risk exposures in connection with our corporate governance policies.

These committees provide regular reports to the full Board.

In 2022, our Board established an Ad Hoc Risk Management Committee to review with management the assessment of management of our company’s material risks, our company’s exposure to such risks and the steps management has taken to monitor or mitigate such exposures. The current members of our Ad Hoc Risk Management Committee are Gary Jacobs, Amy Hanson, Chantel E. Lenard and Benjamin Carson, Jr. This committee met once in 2022.

Board and Board Committee Meetings and Attendance

During 2022, our Board met six times, five of those meetings were held virtually, and one of them was in-person. The Audit Committee met nine times. The Compensation Committee met four times. The Nominating and Corporate Governance Committee met two times. In 2022, each of our directors attended at least 80% of the meetings of the Board and Committees on which they served.

Executive Sessions

Executive sessions, which are meetings of the non-management members of the Board, were held two times in 2022, with one held virtually and the other held in-person.

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Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. Our 2022 Annual Meeting was held in person on September 22, 2023. 90% of our directors attended the meeting in-person, and 10% of our directors attended the meeting via the live webcast due to an irresolvable conflict. Charge and the Board expect all current directors to attend the Annual Meeting barring unforeseen circumstances or irresolvable conflicts.

Committee Charters and Corporate Governance Guidelines

Our charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and other corporate governance information are available under the Investors page of our website located at www.charge.enterprises, or by writing to our Corporate Secretary at our offices at 125 Park Avenue, 25th Floor, New York, NY 10017. All committee charters were reviewed by the Nominating and Corporate Governance Committee in January 2023. The Nominating and Corporate Governance Committee recommended updates to the Audit Committee and Compensation Committee Charters to the Board, which the Board approved in the same month.

Compensation Committee Interlocks and Insider Participation

During 2022, none of our executive officers served as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that had one or more executive officers serving on our Board or Compensation Committee. During the fiscal year ended December 31, 2022, no other relationships required to be disclosed by the rules of the SEC existed aside from those identified herein.

Code of Ethics and Business Conduct

We adopted a written Code of Ethics and Business Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We intend to disclose on our website any amendments and a description of such amendments (other than technical, administrative or other non-substantive amendment) to our Code of Ethics and Business Conduct, as well as any waivers to our Code of Ethics and Business Conduct, to the extent applicable to our chief executive officer, principal financial officer or principal accounting officer that relates to any element of the SEC’s definition of a “code of ethics.” A copy of the code is posted on our website at www.charge.enterprises/corporate-governance#docs.

Employee, Officer, and Director Hedging, Pledging, and Other Transactions

Our Policy on Insider Trading and Communications with the Public restricts our employees, officers, and directors from engaging in any hedging, pledging, or other monetization transactions involving our securities.

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DIRECTOR COMPENSATION

The following table presents the total compensation for each person who served as a non-employee member of our Board and received compensation for such service during the fiscal year ended December 31, 2022. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board in 2022.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		Total ($)
Justin Deutsch	-	-		-
Philip Scala	-	-		-
James Murphy	-	-		-
Baron Davis	-	-		-
Benjamin Carson, Jr.	-	-		-
Gary Jacobs	-	1,349,213	(2)	1,349,213
Chantel Lenard	-	1,349,213	(2)	1,349,213
Amy Hanson	-	1,686,516	(3)	1,686,516

(1)

Amounts represent the grant date fair value of options granted to each our directors upon their initial election to the Board on January 10, 2022 and computed in accordance with ASC 718. See Note 14, Equity to our audited consolidated financial statements included in our 2022 Annual Report for a description of our accounting for these awards and the assumptions used in valuing the awards. Each option is subject to a vesting schedule that provides that 25% of the option is exercisable on the date of grant and, thereafter, an additional 25% of the grant is exercisable on each of the first, second and third-year anniversary of the grant date.

(2)	Represents an option exercisable for 400,000 shares of our common stock.
(3)	Represents an option exercisable for 500,000 shares of our common stock.

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of April 17, 2023, as to the security and percentage ownership of each of our executive officers and directors and of all of our officers and directors as a group as well as each other person or group who is known to us to be the beneficial owner of more than 5% of our outstanding voting securities. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of Common Stock shown as beneficially owned by the stockholder. Shares of Common Stock that are currently exercisable or convertible within 60 days of April 17, 2023 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage beneficial ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the address of each stockholder is c/o Charge Enterprises, Inc. at 125 Park Avenue, 25th Floor, New York, NY 10017.

Security Ownership of Management and Directors:	Shares of Common Stock Beneficially Owned	Percentage of Class Outstanding (1)
Andrew Fox (2)	38,912,943	17.67%
Craig Denson (3)	6,875,875	3.13%
James Biehl (4)	0	0.00%
Justin Deutsch (5)	1,974,768	0.92%
Philip Scala (6)	1,211,887	0.57%
Baron Davis (7)	928,637	0.43%
Benjamin Carson Jr. (8)	301,720	0.14%
Amy Hanson (9)	250,000	0.12%
Gary Jacobs (10)	202,000	0.09%
Chantel Lenard (11)	200,000	0.09%
James Murphy (12)	150,000	0.07%
Executive officers and directors as a group — 16 persons (13)	55,215,237	25.22%

*	less than 1%
(1)

The number and percentage of shares beneficially owned are determined in accordance with Rule 13d-3 of the Exchange Act based on the number of outstanding shares of Common Stock as of April 17, 2023. The information is not necessarily indicative of beneficial ownership for any other purpose.

(2)

Mr. Fox’s beneficial ownership includes (i) 31,600,443 shares of Common Stock held by Mr. Fox, including 500,000 shares held by Jordan Fox, Mr. Fox’s son and 500,000 shares held by Julia Fox, Mr. Fox’s daughter, and (ii) 7,312,500 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after April 17, 2023; but excludes 2,437,500 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that do not become exercisable, subject to vesting, until more than within 60 days after April 17, 2023.

(3)

Mr. Denson’s beneficial ownership includes (i) 6,875,875 shares of Common Stock issuable upon exercise of stock options granted to Mr. Denson’s wife that are currently exercisable or will become exercisable, subject to vesting, within 60 days after April 17, 2023; but excludes 2,625,000 shares of Common Stock issuable upon exercise of stock options granted to Mr. Denson’s wife that do not become exercisable, subject to vesting, until more than within 60 days after April 17, 2023.

(4)

Mr. Biehl’s beneficial ownership excludes (i) 1,000,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that are exercisable, subject to vesting, more than within 60 days after April 17, 2023, and (ii) 100,000 Restricted Stock Units granted under our 2020 Omnibus Equity Incentive Plan that do not vest until more than within 60 days after April 17, 2023.

(5)

Mr. Deutsch’s beneficial ownership includes (i) 924,768 shares of Common Stock held of record by Mr. Deutsch, and (ii) 1,050,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after April 17, 2023; but excludes 700,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that do not become exercisable, subject to vesting, until more than within 60 days after April 17, 2023.

(6)

Mr. Scala’s beneficial ownership includes (i) 1,061,887 shares of Common Stock held by Mr. Scala, and (ii) 150,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after April 17, 2023; but excludes 100,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that do not become exercisable, subject to vesting, until more than within 60 days after April 17, 2023.

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(7)

Mr. Davis’ beneficial ownership includes (i) 178,637 shares of Common Stock held by Mr. Davis, and (ii) 750,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after April 17, 2023; but excludes 250,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that do not become exercisable, subject to vesting, until more than within 60 days after April 17, 2023.

(8)

Mr. Carson’s beneficial ownership includes (i) 101,720 shares of Common Stock held indirectly through Phoenix Family Holdings, LLC (Mr. Carson is the President of Phoenix Family Holdings, LLC and has voting and dispositive power over the shares held by this entity; the address for Phoenix Family Holdings LLC is 3804 Elmwood Towne Way, Alexandria, VA 22303), and (ii) 200,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after April 17, 2023; but excludes 200,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that do not become exercisable, subject to vesting, until more than within 60 days after April 17, 2023.

(9)

Ms. Hanson’s beneficial ownership includes 250,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after April 17, 2023; but excludes 250,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that do not become exercisable, subject to vesting, until more than within 60 days after April 17, 2023.

(10)

Mr. Jacobs’ beneficial ownership includes (i) 2,000 shares of Common Stock held by the Gary and Robin Jacobs Family Trust, and (ii) 200,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after April 17, 2023; but excludes 200,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that do not become exercisable, subject to vesting, until more than within 60 days after April 17, 2023.

(11)

Ms. Lenard’s beneficial ownership includes 200,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after April 17, 2023; but excludes 200,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that do not become exercisable, subject to vesting, until more than within 60 days after April 17, 2023.

(12)

Mr. Murphy’s beneficial ownership includes 150,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after April 17, 2023; but excludes 100,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that do not become exercisable, subject to vesting, until more than within 60 days after April 17, 2023.

(13)

The beneficial ownership of all directors and executive officers shown includes an aggregate of 19,627,543 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after April 17, 2023; but excludes an aggregate of 11,708,332 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that do not become exercisable, subject to vesting, until more than within 60 days after April 17, 2023.

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Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Class Outstanding (1)
Security Ownership of Certain Beneficial Owners Over 5%:
Gabriel 613 Trust (2)	31,093,906	14.61%
Arena Investors, LP (3)	25,183,349	9.99%
Kenneth Orr (4)	17,895,848	8.41%
Dan Waldman (5)	16,125,944	7.45%

(1)	The percentage of shares beneficially owned is based on the number of outstanding shares of Common Stock as of April 17, 2023.
(2)

Greg Goldberg, as trustee of the trust, has sole voting and dispositive power over the shares held by Gabriel 613 Trust. The address of Gabriel 613 Trust is P.O. Box 627, Rincon, Puerto Rico 00677. The beneficiaries of Gabriel 613 Trust are Mr. Orr’s children and Greg Goldberg, as trustee of Gabriel 613 Trust, has sole voting and dispositive power over the shares held by Gabriel 613 Trust. Based on information set forth in a Schedule 13G filed with the SEC on June 22, 2022 by Mr. Orr, Mr. Orr disclaims beneficial ownership of our securities owned directly by Gabriel 613 Trust.

(3)

Arena Investors, LP (the “Arena Investment Advisor”) is the investment adviser of, and may be deemed to beneficially own securities owned by the following entities (the “Arena Entities”): (a) Mt. Whitney Securities, LLC directly owns (i) 9,683,830 shares of Common Stock, (ii) warrants to purchase 711,465 shares of Common Stock, (iii) 7,231,495 shares of Common Stock issuable upon conversion of Series D Preferred Stock, (iv) 711,465 shares of Common Stock issuable upon conversion of Series C Preferred Stock and (v) 1,928,397 shares of Common Stock issuable upon conversion of Series E Preferred Stock; (b) Arena Finance Markets LP directly owns (i) 898,925 shares of Common Stock, (ii) warrants to purchase 66,371 shares of Common Stock, (iii) 664,375 shares of Common Stock issuable upon conversion of Series D Preferred Stock, (iv) 66,371 shares of Common Stock issuable upon conversion of Series C Preferred Stock and (v) 177,165 shares of Common Stock issuable upon conversion of Series E Preferred Stock; (c) Arena Special Opportunities Fund, LP directly owns (i) 3,856,697 shares of Common Stock, (ii) warrants to purchase 590,184 shares of Common Stock, (iii) 2,765,973 shares of Common Stock issuable upon conversion of Series D Preferred Stock, (iv) 367,965 shares of Common Stock issuable upon conversion of Series C Preferred Stock and (v) 678,334 shares of Common Stock issuable upon conversion of Series E Preferred Stock; (d) Arena Special Opportunities Partners I, LP directly owns (i) 6,162,776 shares of Common Stock, (ii) warrants to purchase 2,872,350 shares of Common Stock, (iii) 3,208,173 shares of Common Stock issuable upon conversion of Series D Preferred Stock, (iv) 1,224,569 shares of Common Stock issuable upon conversion of Series C Preferred Stock and (v) 416,104 shares of Common Stock issuable upon conversion of Series E Preferred Stock; and (e) Arena Structured Private Investments LLC directly owns 15,555,540 shares of Common Stock issuable upon conversion of Series D Preferred Stock. Arena Investors GP, LLC (the “Arena General Partner”) is the general partner of, and may be deemed to beneficially own securities owned by, the Arena Investment Advisor. By virtue of his position as the chief executive officer of the Arena General Partner and the Arena Investment Manager, Daniel Zwirn may be deemed to beneficially own securities owned by each of the Arena Entities. It is our understanding that each of Mr. Zwirn, the Arena Investment Advisor and the Arena General Partner share voting and disposal power over the shares held by the Arena Entities described above. Each of the warrants, Series D Preferred Stock and Series C Preferred Stock described above provide for limitations on exercise and conversion, respectively, such that the holder along with its affiliates may not beneficially own more than 9.99% of our Common Stock, except upon not less than 61 days’ prior written notice to us. The address for the entities set forth above is 405 Lexington Avenue, 59th Floor, New York, New York 10174.

(4)

Based on information set forth in a Schedule 13G filed with the SEC on June 22, 2022 by KORR Value, L.P., KORR Acquisition Group, Inc. and Kenneth Orr (“Mr. Orr”), each with an address of 1400 Old Country Road, Suite 305 Westbury, New York 11590.

(5)

Mr. Waldman’s beneficial ownership includes (i) 10,199,402 shares of Common Stock held by Mr. Waldman and (ii) 2,176,542 shares of Common Stock held by P&G Gerson, LCC of which Dan Waldman has sole voting and dispositive power over the shares held by this entity. (iii) 3,750,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Equity Plan that are currently exercisable or will become exercisable, subject to vesting, within 60 days after April 17, 2023; but excludes 1,250,000 shares of Common Stock issuable upon exercise of stock options granted under our 2020 Omnibus Equity Incentive Plan that do not become exercisable, subject to vesting, until more than within 60 days after April 17, 2023. The address for Mr. Waldman and P&G Gerson is 100 Riverside Drive, New York, NY 10024.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, officers and greater than 10% stockholders to file with the SEC reports of ownership and changes in ownership regarding their holdings in our securities. The SEC has designated specific due dates for such reports, and Charge must identify in this Proxy Statement those persons who did not file such reports when due.

Based solely on (i) our review of reports submitted to us during and with respect to the year ended December 31, 2022, filed with the SEC pursuant to Section 16(a) of the Exchange Act, including any amendment thereto and (ii) written representations of our directors, executive officers and certain beneficial owners of more than 10% of our Common Stock, we believe that, with the following exceptions, all reports required to be filed under Section 16(a) of the Exchange Act, with respect to transactions in our equity securities through December 31, 2022, were filed on a timely basis, except for (a) the Initial Statements of Beneficial Ownership of Securities for Mr. Paul Fettuccia and for Mr. Michael Wojtowicz after they were first determined to be executive officers of the company on July 1, 2022, which were reported on December 21, 2022; and (b) the Statements of Changes in Beneficial Ownership for Mr. Craig Denson for indirect option exercises by his spouse on September 20, 2022 and December 22, 2022, which were reported on November 9, 2022 and February 15, 2023, respectively.

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EXECUTIVE COMPENSATION

As a smaller reporting company under the Securities Exchange Act of 1934, as amended, and an emerging growth company under the Securities Act of 1933, as amended, we are providing the following executive compensation information in accordance with the scaled disclosure requirements pursuant to Item 402(m)-(q) of Regulation S-K.

The following is a discussion of the compensation arrangements of our named executive officers (“NEOs”). As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Our NEOs include our principal executive officer and our two most highly compensated executive officers, other than our principal executive officer, for the fiscal year ended December 31, 2022. These NEOs and their positions are:

•	Andrew Fox, our Chief Executive Officer and Chairman;
•	Craig Denson, our Chief Operating Officer and Chief Compliance Officer; and
•	James Biehl, our Chief Legal Officer and Corporate Secretary, was appointed on October 31, 2022.

Summary Compensation Table

The following table shows information regarding the compensation of our NEOs for the years presented.

Name and Principal Position	Year	Salary ($)	Bonus ($)(4)	Stock Awards ($)(5)	Option Awards ($) (6)	All Other Compensation ($)	Total ($)
Andrew Fox (1)	2022	400,000	550,000	—	—	30,260	980,260
Chief Executive Officer and Chairman	2021	94,867	1,250,000	—	—	15,260	1,360,127
Craig Denson (2)	2022	300,000	550,000	—	—	—	850,000
Chief Operating Officer and Chief Compliance Officer	2021	329,422	950,000	—	—	—	1,250,000
James Biehl (3)	2022	51,136	50,000	222,000	1,289,400	—	1,612,536
Chief Legal Officer and Secretary	2021	—	—	—	—	—	—

(1)

For 2022, amounts included in All Other Compensation include incremental medical benefits of $15,000. In addition, All Other Compensation includes amounts paid for various memberships for Mr. Fox for business related activities aggregating to approximately $15,260 for the year ended December 31, 2021 and $15,260 for the year ended December 31, 2022.

(2)	Amounts included in Salary for the year ended December 31, 2021 include payment for unused vacation time of $29,422.
(3)

Mr. Biehl’s annual salary is $300,000 and target bonus is $300,000, his employment started on October 31, 2022. The numbers reported on the table regarding salary and bonus were prorated for year 2022.

(4)

See “Elements of Compensation—Discretionary Bonuses” below for more details on discretionary bonus payments. For Mr. Fox, the amount included in Bonus for year ended December 31, 2021 has been revised from $650,000 to $1,250,000 due to the inadvertent omission of two bonus payments of $300,000 that were each attributable to fiscal year 2021 but were not previously reported as 2021 compensation.

(5)

These amounts represent the full grant date fair value of Restricted Share Units granted upon hire, calculated in accordance with U.S. GAAP. See Note 14, Equity to our audited consolidated financial statements included in our 2022 Annual Report for a description of our accounting for these awards and the assumptions used in valuing the awards.

(6)

These amounts represent the aggregate grant date fair value for option awards for the fiscal year ended December 31, 2022, 2021 and 2020, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC 718. See Note 14, Equity to our audited consolidated financial statements included in our 2022 Annual Report for a description of our accounting for these awards and the assumptions used in valuing the awards.

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Outstanding Equity Awards at Year End

The following table sets forth all outstanding equity awards held by each of the NEOs as of December 31, 2022.

	Option Awards					Stock Awards
Name	Option / Stock Award Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock That Have Not Vested (#)	Market Value of Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Units That Have Not Vested ($) (3)
Andrew Fox	10/12/2020	7,312,500	2,437,500	0.49	10/15/2025	-	-	-	-
Craig Denson	11/1/2020	6,490,875	2,625,000	0.55	10/30/2030	-	-	-	-
James Biehl	10/31/2022	-	1,000,000	2.22	10/30/2032	100,000	124,000	-	-

(1)	For a better understanding of this table, this column has been added to show the grant date of all stock options and equity awards outstanding at fiscal year-end.
(2)

Mr. Fox’s option vesting schedule is (i) 2,437,500 shares, which vested October 12, 20020; (ii) 2,437,500 shares, which vested October 12, 2021; (iii) 2,437,500 shares, which vested October 12, 2022; and (iv) 2,437,500 shares, which will best on October 12, 2023. Mr. Denson’s option vesting schedule is (i) 4,250,875 shares, which vested November 1, 2021; (ii) 2,625,000 shares, which vested on November 1, 2022; and (iii) 2,625,000 shares will vest on November 1, 2023. Mr. Biehl’s option will vest pursuant to a three-year vesting schedule, whereby one-third of the total number of shares will vest each year on the anniversary of the grant date.

(3)	The market value of these unvested awards was calculated using the closing price of our common stock as of December 30, 2022, which was $1.24.

Elements of Compensation

While the Compensation Committee or the Board ultimately makes all executive compensation decisions, the Compensation Committee has engaged the services of outside advisors for assistance. The Compensation Committee has directly engaged Pearl Meyer as its independent compensation consultant for fiscal year 2023.

The Compensation Committee will utilize Pearl Meyer to provide independent, objective analysis, advice and information, and to generally assist the Compensation Committee in the performance of its duties.

Base Salary

Annual base salaries compensate our executive officers for fulfilling the requirements of their respective positions and provide them with a level of cash income predictability and stability with respect to a portion of their total compensation. We believe that the level of an executive officer’s base salary should reflect the executive’s performance, experience and breadth of responsibilities, our understanding of salaries for similar positions within our industry and any other factors relevant to that particular job.

Base salaries are typically negotiated at the outset of an executive’s employment. Salary levels are considered annually as part of our performance review process, but also in cases including promotion or other changes in the job responsibilities of an executive officer. For NEOs, initial base salaries generally are established in connection with negotiation of an offer of employment and employment agreement. Increases in base salary have several elements. In addition to promotion and increased responsibilities, merit and Company-wide general increases are also taken into consideration. Salaries of our NEOs for fiscal year 2022 and certain prior years are also reported in the Summary Compensation Table.

Discretionary Bonuses

Our executive officers are eligible to receive annual discretionary bonuses, which bonuses are determined by the Compensation Committee and are not part of any incentive plan. For our NEOs, the target bonus opportunities are established in connection with the negotiation of an offer of employment and employment agreement. The criteria for these bonuses are not established in advance.

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For 2022, the Compensation Committee considered and recommended the approval of discretionary performance bonuses equivalent to 100% of the targeted bonus, which were approved by the Board and paid in the first quarter of the following fiscal year. The bonus approved for Mr. Biehl was prorated for his partial year of service in 2022. Mr. Fox and Mr. Denson were also each awarded a bonus of $250,000 in January 2022 related to business performance and successful acquisition activity.

For 2021, the Board approved the following bonuses for Mr. Fox: a spot bonus of $300,000 in March 2021 pursuant his employment agreement, a discretionary performance bonus at 100% of target of $300,000 paid in the first quarter of 2022, a spot bonus of $320,000 in recognition of his personal contributions, business performance and milestone achievements in May 2021, and a spot bonus of $330,000 December 2021. For Mr. Denson, the Board approved the following bonuses: a discretionary performance bonus at 100% of target of $300,000 paid in the first quarter of 2022, and cash spot bonuses of $320,000 in May 2021 and $330,000 in December 2021, each in recognition of his personal contributions, business performance and milestone achievements.

Stock and Option Awards

We periodically provide stock option grants to our executives to complement cash salaries and cash incentives, incentivize new hires to achieve our corporate and strategic goals, and align executive compensation with the long-term interests of our stockholders and stock value. We historically provided stock option grants to our NEOs upon their initial hiring. The Compensation Committee has the discretion to grant stock option compensation to promote high performance and achievement of our corporate objectives by our executives. In granting these awards, the Compensation Committee may establish any conditions or restrictions it deems appropriate in accordance with the 2020 Omnibus Equity Incentive Plan.

Benefits Plans

We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. We maintain broad-based benefits that are provided to all employees, including medical insurance, dental insurance, vision insurance, basic life insurance, long and short-term disability insurance, and medical flexible spending accounts. All of our executive officers are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. We generally do not offer our NEOs any material compensation in the form of perquisites, but any perquisites provided to our NEOs and described in the footnotes to the Summary Compensation Table are offered to encourage the long-term retention of our executives.

Employment Agreements

Andrew Fox

We entered into an offer letter agreement with Andrew Fox, our Chief Executive Officer, effective on October 25, 2021. The offer letter has no specific term and constitutes at-will employment. Mr. Fox’s annual base salary is $400,000 beginning on November 1, 2021. Mr. Fox was also entitled to a spot bonus of $300,000, which was paid in 2021, and he is entitled to a discretionary annual bonus targeted at $300,000, which will be considered by the Compensation Committee of the Board in March following each performance year. Mr. Fox is also entitled to participate in the benefit plans and programs of our company at a level commensurate with his position.

Craig Denson

We entered into an amendment of an offer letter agreement with Craig Denson, our Chief Operating Officer and Chief Compliance Officer, effective October 28, 2021. The offer letter has no specific term and constitutes at-will employment. Mr. Denson’s annual base salary is $300,000. Mr. Denson is also entitled to a discretionary annual bonus up to 100% of his base salary, which will be considered by the Compensation Committee of the Board in March following the performance year. Mr. Denson is also entitled to participate in the benefit plans and programs of our company at a level commensurate with his position. The offer letter provides that, in the event Mr. Denson is terminated without Cause (as defined in the offer letter), we will agree to pay separation pay equal to twelve (12) months of his then-current base salary and reimburse him for the monthly premiums for elected COBRA coverage for a period of up to twelve (12) months.

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James Biehl

We entered into an offer letter agreement with James Biehl, our Chief Legal Officer and Secretary, effective October 31, 2022. The offer letter has no specific term and constitutes at-will employment. Mr. Biehl’s annual base salary is $300,000. Mr. Biehl is also entitled to a discretionary annual bonus of up to 100% of his base salary, which will be considered by the Compensation Committee of the Board in March following the performance year. Mr. Biehl is also entitled to participate in the benefit plans and programs of our company at a level commensurate with his position. In connection with Mr. Biehl’s commencement of employment, he was initially granted options to purchase 1,000,000 shares of Common Stock, which vest in three equal installments on each of the first, second, and third anniversary of the date of grant as well as 100,000 restricted stock units following the same vesting schedule. The offer letter provides that, in the event Mr. Biehl is terminated for reasons other than voluntary resignation, death, disability, or resigns for Good Cause (as defined in the offer letter), we will agree to: (i) pay all previously earned but unpaid base salary up to the date of termination, (ii) pay separation pay equal to twelve (12) months of his then-current base salary, (iii) pay a portion of any annual incentive plan payment earned during the year of termination, prorated based upon the number of days employed during such year, and (iv) reimburse him for the monthly premiums for elected COBRA coverage for a period of up to six (6) months.

Compensation Consultant Role in Executive Compensation

While the Compensation Committee or Board ultimately makes all executive compensation decisions, the Compensation Committee has engaged the services of outside advisors for assistance. The Compensation Committee has directly engaged Pearl Meyer as its independent compensation consultant for year 2023.

As noted above, the Compensation Committee has engaged Pearl Meyer to provide independent, objective analysis, advice and information and to generally assist the Compensation Committee in the performance of its duties. The Compensation Committee will typically request information and recommendations directly from the compensation consultant as it deems appropriate to structure and evaluate Charge’s compensation programs, practices and plans. The Compensation Committee assesses the compensations consultant’s independence each year, considering the amount of fees paid to the consultant, the consultant’s policies designed to prevent conflicts of interest, any stock owned by the consultant, and other factors deemed relevant to the committee.

Long-Term Incentive Plans, Retirement or Similar Benefit Plans

As of December 31, 2022, there were no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers.

Starting January 1, 2023, Charge implemented a tax-qualified retirement plan that provides eligible employees and executive officers with an opportunity to save for retirement on a tax advantaged basis.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

We do not have arrangements in respect of remuneration received or that may be received by our NEOs set forth above to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control except as those described under “Offer Letter Agreements” described above.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to our company’s equity compensation plans in effect as of December 31, 2022:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	39,700,002	$2.43	34,643,725
Equity compensation plans not approved by security holders (2)	9,875,875	$0.55	0
Total	49,575,877		34,643,725

(1)	The securities referenced in this row are solely with respect to our 2020 Omnibus Equity Incentive Plan.
(2)

Plans not approved by security holders represents a Non-qualified Stock Option Agreement, dated as of November 1, 2020 with Peggy Shuurman Hess (the “Hess NQSO”). The Hess NQSO is an individual compensation arrangement providing for a grant of options to Ms. Hess, the spouse of Craig Denson, our Chief Operating Officer, for the benefit of Mr. Denson in connection with the acquisition of PTGi. The grant vests 50% on the first anniversary of the grant date; thereafter, 25% on each second and third-year anniversary of the grant date. The option would terminate if the optionee was no longer legally married to Mr. Denson or if Mr. Denson separated from service to the company. Upon a divorce or legal separation, any vested options or shares received pursuant to such options would transfer to Mr. Denson.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

General

Other than as disclosed below, during the last two fiscal years, there have been no transactions, or proposed transactions, in which our company was or is to be a participant where the amount involved exceeds the lesser of $120,000 or one percent of the average of our company’s total assets at year-end and in which any director, executive officer or beneficial holder of more than 5% of the outstanding common, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

During the year ended December 31, 2022, the company entered into a Special Advisor Agreement with KORR Acquisitions Group, Inc. to provide capital markets advisory work, introduction to open market investors, strategic investment advice, corporate governance, investor relations strategy, strategic planning, financial analysis, among others. The agreement included an upfront payment of $500,000 and a monthly advisory fee of $25,000. During the year ended December 31, 2021, the company paid $320,000 to KORR Acquisitions Group, Inc. related to successful acquisition efforts. Kenneth Orr, the former Chairman of the company, has sole voting and dispositive power over the shares held by KORR Acquisitions Group, Inc.

During the year ended December 31, 2021, we granted Mr. Deutsch, a non-employee director, options to acquire 1,500,000 shares of Common Stock, at an exercise price of $2.00, for services rendered related to financial consulting.

Related Party Transactions Policy

Our Board of Directors has adopted a written policy with respect to related party transactions that governs the review, approval or ratification of certain related party transactions. The Audit Committee oversees this policy and annually reviews it to propose updates to the Board. The policy generally provides that we may enter into a related party transaction only if the Audit Committee determines in good faith that, under all the circumstances, the transaction is in the best interests of our company and its stockholders and the Audit Committee approves or ratifies such transaction in accordance with the guidelines set forth in the policy.

In determining whether to approve or ratify a related party transaction, the Audit Committee must take into account, among other factors it deems appropriate, (i) whether the transaction was undertaken in the ordinary course of business, (ii) whether the related party transaction was initiated by us or by the related party, (iii) whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party, (iv) the purpose of, and the potential benefits to us of, the related party transaction, (v) the approximate dollar value of the amount involved, and (vi) the related party’s interest in the related party transaction. If a related party transaction will be ongoing, the Audit Committee may establish guidelines, reviewed annually, for management to follow in its ongoing dealings with the related party. Certain related party transactions are deemed pre-approved, including compensation approved by the Compensation Committee and transactions with another company at which a related party has a de minimis relationship.

For purposes of this policy, a “related party transaction” is any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which (i) our company, including any of our subsidiaries, is or will be a participant, (ii) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, and (iii) any related party has or will have a direct or indirect material interest. Our policy also includes any material amendment or modification to an existing related party transaction.

A “related party” is (i) any person who is, or at any time since the beginning of our last fiscal year for which the company has filed its annual report on Form 10-K was, a director or executive officer of the Corporation or a nominee to become a director, (ii) any person who is known to be the beneficial owner of more than five percent of any class of our voting securities, or (iii) any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law and any person (other than a tenant or employee) sharing the household of any of the foregoing persons.

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AUDIT COMMITTEE REPORT

In connection with our financial statements for the fiscal year ended December 31, 2022, the Audit Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with Ernst & Young, LLP (“EY”), our 2022 independent registered public accounting firm (the “Auditors”), the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and (iii) received the written disclosures and the letter from the Auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the Auditors’ communications with the Audit Committee concerning independence, and has discussed with the Auditors their independence.

Based on the review and discussions referred to in items (i) through (iii) of the above paragraph, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the Securities and Exchange Commission.

Amy Hanson, Chair	Chantel E. Lenard	Gary Jacobs

The material in this Report of the Audit Committee report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of Charge under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023

The Audit Committee has appointed Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023. This appointment is being presented to our stockholders for ratification at the Annual Meeting. Although ratification is not required by our Bylaws or otherwise, the Board is submitting this proposal as a matter of good corporate practice. The Audit Committee will consider the outcome of this vote in its future discussions regarding the appointment of our independent registered public accounting firm.

Our Board recommends that you vote FOR the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

We have been advised by EY that a representative will be present at the Annual Meeting and will be available to respond to appropriate questions. We intend to give such representative an opportunity to make a statement if the representative desires.

Additional Information Regarding Change of Independent Auditor

As reported on our Current Report on Form 8-K, dated April 21, 2022, our Audit Committee, on April 15, 2022, following the completion of a competitive process with several independent registered public accounting firms, appointed EY as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2022.

On May 16, 2022, when we filed our Quarterly Report on Form 10-Q for the three months ended March 31, 2022, with the SEC, Seligson & Giannattasio, LLP (“S&G”) completed its review of our consolidated financial statements for such fiscal quarter, and our retention of S&G as our independent registered public accounting firm with respect to the audit of our consolidated financial statements ended as of that date as a result of the Audit Committee’s decision to dismiss S&G in connection with its decision to retain EY.

The audit reports of S&G on our consolidated financial statements for each of the two most recent fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During our fiscal year ended December 31, 2021 and in the subsequent interim period through April 15, 2022, (i) there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with S&G on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of S&G, would have caused S&G to make reference to the subject matter of such disagreement in connection with its reports on the financial statements for such periods, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

During our two most recent fiscal years ended December 31, 2022 and 2021, neither we nor anyone on our behalf consulted EY regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, in connection with which either a written report or oral advice was provided to us that EY concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

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Fees for Professional Services

The following table shows the aggregate fees for professional services provided by EY during the fiscal year ended December 31, 2022, which we refer to as fiscal year 2022, and S&G, our former independent auditor during the fiscal year ended December 31, 2021, which we refer to as fiscal year 2021.

	Fiscal Year 2022	Fiscal Year 2021
Audit Fees(1)	$484,178	$302,700
Audit-Related Fees(2)	-	-
Tax Fees	-	-
All Other Fees	2,178	-
Total	$486,356	$302,700

(1)

Audit fees consist of fees and expenses for services rendered for the audit of our annual financial statements, including review of the interim financial statements. Audit fees also include fees and expenses for services associated with securities and debt offerings and filing registration statements with the SEC.

(2)

Audit-related fees consist of fees for assurance and related services that are traditionally performed by our independent registered public accounting firm. Audit-related fees include fees reasonably related to the performance of the audit or review of our financial statements not reported under the caption “Audit Fees”, and related services that are not normally provided in connection with statutory and regulatory filings or engagements.

(3)	All Other Fees include online tool subscription for fiscal year 2022.

Control and Monitor the Non-Audit Services Provided by Ernst & Young LLP

The Audit Committee may in some cases authorize EY (along with other accounting firms) to provide non-audit services. We understand the need for EY to maintain objectivity and independence as the auditor of our financial statements and our internal control over financial reporting. Accordingly, the Audit Committee has established the following policies and processes related to non-audit services.

•	Independence. To minimize relationships that could impair or appear to impair EY’s objectivity, the Audit Committee will only pre-approve permissible, selected types of non-audit services that EY may provide to us (and that otherwise would be permissible under SEC rules) and requires that the company engage EY only when it is best suited for the job.

•	Pre-Approval Process. The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit work that EY performs for us. Under our pre-approval policy, the Audit Committee approves in advance all audit, audit-related, tax, and other services performed by our independent registered public accounting firm. The Audit Committee pre-approves specific categories of services up to pre-established fee thresholds. Unless the type of service has previously been pre-approved, the Audit Committee must approve that specific service before the independent registered public accounting firm may perform it. In addition, separate approval is required if the amount of fees for any pre-approved category of service exceeds the fee thresholds established by the Audit Committee. The Audit Committee may delegate to the Chair of the Audit Committee pre-approval authority with respect to permitted services, provided that the Chair of the Audit Committee reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. All services and fees provided by EY and listed in the table above were pre-approved by the Audit Committee in accordance with our pre-approval policy.

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HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of the 2022 Annual Report and Proxy Materials, including the Notice, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.

We have adopted such “householding” procedures. A single Notice and, if applicable, a single set of our other Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Manhattan Transfer Registrar Co., either by calling toll-free (877) 645-8691, or by writing to Manhattan Transfer Registrar Co., 38 Sheep Pasture Rd, Port Jefferson, New York 11777.

Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, our other Proxy Materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice and, if applicable, our other Proxy Materials, you may write our Secretary at 125 Park Avenue, 25th Floor, New York, NY 10017, Attn: Corporate Secretary, telephone number 212-921-2100

Any stockholders who share the same address and receive multiple copies of our Notice and other Proxy Materials who wish to receive only one copy in the future can contact their bank, broker, or other holder of record to request information about householding or our Secretary at the address or telephone number listed above.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not know of any other matters that are to be presented for action at the Annual Meeting. Should any other matter come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to the matter in accordance with their judgment.

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PROXY CARD

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 14, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CRGE2023

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 14, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V01033-P90669

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CHARGE ENTERPRISES, INC.

The Board of Directors recommends you vote FOR each of the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) CRAIG DENSON
02) ANDREW FOX
03) AMY HANSON

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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